UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 29, 2025
_______________________________________________________________________
ALICO, INC.
_______________________________________________________________________
(Exact name of registrant as specified in its charter)
_______________________________________________________________________

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
_______________________________________________________________________
(Address of principal executive offices)(Zip Code)
239-226-2000
_______________________________________________________________________
(Registrant’s telephone number, including area code)
Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2025, Alico, Inc. (the “Company”) closed a refinancing transaction pursuant to which 734 Citrus Holdings, LLC, a Florida limited liability company, 734 LMC Groves, LLC, a Florida limited liability company, 734 Co-Op Groves, LLC, a Florida limited liability company, 734 BLP Groves, LLC, a Florida limited liability company and 734 Harvest, LLC, a Florida limited liability company repaid in full all outstanding borrowings under that certain Loan Agreement with Prudential Mortgage Capital Company, LLC, dated December 31, 2012 (as amended to date, the “Prudential Credit Agreement”), in an amount up to $10 million, plus any applicable prepayment premiums, in accordance with its terms. As a result of such repayment, the Prudential Credit Agreement was terminated in accordance with its terms.

In connection with the refinancing, the Company entered into an Eighth Amendment (the “MetLife Amendment”) to its amended and restated credit agreement dated as of December 1, 2014, as amended to date, by and among the Company, Alico Land Development Inc., Alico Fruit Company, LLC and MetLife Investment Management, LLC for each of Metropolitan Life Insurance Company and New England Life Insurance Company (as amended, restated, supplemented or otherwise modified from time to time, the “MetLife Credit Agreement”), to, among other things, incur $10 million of additional indebtedness under the MetLife Credit Agreement, with a maturity date of May 1, 2034, amend certain mortgages to add additional real property as collateral, add parties as mortgagors, and modify the loan-to-value ratio covenant to require that the LTV Ratio (as defined in the MetLife Credit Agreement) be at all times less than 50%.

The foregoing description of the MetLife Amendment is qualified in its entirety by reference to the full text of the MetLife Amendment, which will be filed with the Company’s Annual Report for the year ended September 30, 2025.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above regarding the MetLife Amendment is incorporated by reference under this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer